UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2022

PINNACLE FINANCIAL PARTNERS, INC.
(Exact name of registrant as specified in charter)

Tennessee	000-31225	62-1812853
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 Third Avenue South, Suite 900, Nashville, Tennessee 37201
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:   (615) 744-3700

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Exchange on which Registered
Common Stock par value $1.00	PNFP	The Nasdaq Stock Market LLC
Depositary Shares (each representing a 1/40th interest in a share of 6.75% Fixed-Rate Non-Cumulative Perpetual Preferred Stock, Series B)	PNFPP	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 18, 2022, in connection with the new Securities and Exchange Commission rules regarding universal proxy cards and a periodic review of the bylaws of Pinnacle Financial Partners, Inc. (the “Company”), the Board of Directors (the “Board”) of the Company adopted and approved amended and restated bylaws (the “Third Amended and Restated Bylaws”), which became effective the same day. Among other things, the amendments effected by the Third Amended and Restated Bylaws:

• Enhance procedural mechanics and disclosure requirements in connection with shareholder nominations of directors and business proposals made in connection with annual and special meetings of shareholders by, without limitation:

◦ Adding a requirement that any shareholder submitting a director nomination notice make a representation about whether such shareholder intends to solicit proxies in support of director nominees other than the Company’s nominees in accordance with Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”);

◦ Extending the number of days that a shareholder meeting could occur following the anniversary of the prior year’s meeting date before the deadline for a shareholder to submit a proposed nominee for election as a director or business proposal would shift to ten days following the date on which notice of the date of the meeting was first given or publicly announced from 30 days to 60 days;

◦ Providing that the number of proposed nominees a shareholder may nominate for election at an annual meeting, or one or more shareholders providing the notice on behalf of a beneficial owner may collectively nominate at an annual meeting, may not exceed the number of directors to be elected at such meeting;

◦ Providing that, unless required by applicable law, if, after a shareholder provides notice pursuant to Rule 14a-19(b) under the Exchange Act, such shareholder subsequently fails to comply with the requirements of Rule 14a-19(a)(2) or (3) under the Exchange Act, then such shareholder’s nominees will be disregarded and no vote on such nominees proposed by such shareholder will be counted; and

◦ Requiring a representation from proposed nominees for election to the Company’s Board nominated by a shareholder regarding the nominee’s intention, if elected to the Board, to serve a full term;

• Clarify that an annual or special meeting of the Company’s shareholders may occur by means of remote communication and that attendance by a shareholder by means of remote communication constitutes attendance at the meeting;

• Clarify the means by which notice of an annual or special meeting of shareholders may be provided to the Company’s shareholders;

•Clarify that meetings of the Company’s Board and committees thereof may be held by means of remote communication; and

•Make various other updates, including technical, ministerial and conforming changes.

The foregoing summary of the amendments effected by the Third Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Third Amended and Restated Bylaws, which are filed as Exhibit 3.1 hereto and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Third Amended and Restated Bylaws of Pinnacle Financial Partners, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE FINANCIAL PARTNERS, INC.

By:	/s/Harold R. Carpenter
Name:	Harold R. Carpenter
Title:	Executive Vice President and
Chief Financial Officer

Date: October 24, 2022